Significant Accounting Policies (Tables)	3 Months Ended
Mar. 31, 2018
Accounting Policies [Abstract]
Schedule of Estimated Useful Lives

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets at the following rates:

%

Computers and electronic equipment	33
Clinical and medical equipment	10-15

Schedule of Fair Value for Options Granted

The fair value for options granted in 2017 and 2016 to employees and directors of the Company is estimated at the date of grant using a Black-Scholes-Merton Options pricing model with the following weighted average assumptions:

	For the Three months Ended	For the twelve months Ended
	March 31 2018	December 31 2017	December 31 2016

Dividend yield (1)	0%	0%	0%
Expected volatility (2)	84.54%	75%	75.2%
Risk-free interest (3)	2.38%-2.63%	2.1%-3.5%	2.1%-3.6%
Expected life (years) (4)	3.5-5.75	5.5-6	5.5-6.25

(1)	Dividend yield - was based on the fact that the Company has not paid dividends to its stockholders in the past and does not expect to pay dividends to its stockholders in the future.

(2)	Expected volatility - was calculated based on actual historical stock price movements of comparable companies in the same industry over a term that is equivalent to the expected term of the option.

(3)	Risk-free interest rate - based interest rates on three to five years US treasury bond rates

(4)	Expected life - the expected life was based on the expiration date of the warrants.